THE MIDDLEBY CORPORATION

2011 LONG-TERM INCENTIVE PLAN
FORM OF RESTRICTED PERFORMANCE STOCK AGREEMENT

This RESTRICTED PERFORMANCE STOCK AGREEMENT (this “Agreement”), dated as of the ____ day of February, 2014 (the “Date of Grant”) is entered into by and between The Middleby Corporation, a Delaware corporation (the “Company”) and __________________ (the “Grantee” and, together with the Company, the “Parties”).

RECITALS

Pursuant to The Middleby Corporation 2011 Long-Term Incentive Plan (the “Plan”), the Board of Directors of the Company (the “Board”) and the Compensation Committee of the Board (the “Committee”), as the administrators of the Plan, have determined to grant to the Grantee restricted shares (the “Restricted Performance Stock”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and conditions set forth herein, and hereby grants such Restricted Performance Stock.

NOW, THEREFORE, the Parties hereto agree as follows:

1.           Grant of Restricted Stock.  The Company hereby grants to the Grantee [_____] shares of Restricted Performance Stock (the “Grant”), pursuant to the terms and conditions of this Agreement and the Plan.  The Grantee shall not be required to pay any cash consideration in exchange for the Restricted Performance Stock.

2.           Restrictions and Restricted Period.

(a)           Restrictions.  Except as set forth in Section 8(b) of this Agreement, the Restricted Performance Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of and shall be subject to a risk of forfeiture as described in Section 4 of this Agreement until the lapse of the Restricted Period (as defined below).  The restrictions set forth in this Section 2(a) are referred to herein as the “Restrictions.”

(b)           Restricted Period.  The "Restricted Period" shall mean the period commencing on the date of Grant and ending on the date on which the Restrictions lapse.  The Restrictions shall lapse and the Restricted Performance Stock shall become vested and transferable (provided, that such transfer is otherwise permitted in accordance with federal and state securities laws) on a date between [                 ] and [           ], as determined by the Board (such date, the “Vesting Determination Date”), if and to the extent that the Board determines after the year-end audit that the combination of Earnings Per Share and EBITDA goals, as set forth on Schedule A hereto, has been achieved for the Performance Period.  For this purpose, the

"Performance Period" shall mean the [        ] period commencing on [         ], and ending on [         ].  Any shares of Restricted Performance Stock that do not become vested as of the Vesting Determination Date, in accordance with Schedule A, as determined by the Board, shall be forfeited.  The number and price of shares of Common Stock set forth in this Section 2(b) are subject to adjustment in accordance with the terms of this Agreement and the Plan.

(c)           Notification.  The Company shall promptly notify the Grantee of the Board’s determination pursuant to Section 2(b) of this Agreement.

3.           Rights of a Stockholder.  From and after the Date of Grant and for so long as the Restricted Performance Stock is held by or for the benefit of the Grantee, the Grantee shall have the right to vote such shares in all matters in which stockholders of the Company are entitled to vote.  During the Restricted Period, the Grantee shall not be entitled, and hereby waives any right, to receive any cash or in-kind dividends paid with respect to unvested Restricted Performance Stock.  If there is any stock split or other change in character or amount of the Restricted Performance Stock, then in such event, any and all new, substituted or additional securities to which the Grantee is entitled by reason of such changes to the Restricted Performance Stock shall be immediately subject to the Restrictions with the same force and effect as the Restricted Performance Stock subject to such Restrictions immediately before such event.

4.           Cessation of Employment; Change of Control.

(a)           Forfeiture.  If the Grantee’s employment with the Company is terminated for any reason other than those set forth in Section 4(b) of this Agreement, then any portion of the Restricted Performance Stock with respect to which the Restrictions have not lapsed shall be forfeited to the Company without payment of any consideration therefor by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Performance Stock.

(b)           Accelerated Vesting upon Certain Terminations of Employment.   If the Grantee’s employment is terminated during the Restricted Period (i) by the Company for reasons other than Cause (as defined in Section 8(a) of this Agreement or the Grantee’s employment agreement, if applicable) or (ii) if applicable, pursuant to the Grantee’s employment agreement, by the Grantee for good reason, the Restricted Performance Stock will immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination or, if later, as of [     ] (and extrapolated to the end of the Performance Period taking into account the length of the shortened performance period in comparison to the original [     ] year period) as certified by the Committee, pro rated for the number of days worked through the date of termination.  For purposes of this Section 4(b), a termination by the Company for reasons other than Cause shall not include termination due to the death or disability of the Grantee. The number of shares awarded above the amount that becomes vested pursuant to this Section 4(b) will be forfeited.

(c)           Accelerated Vesting upon Change of Control.   In the event of a Change of Control, the Restricted Performance Stock will immediately vest in the greater of (A) the target number of shares awarded as set forth on Schedule A or (B) the number of shares that would vest based on actual performance measured immediately prior to the Change of Control (and extrapolated to the end of the Performance Period taking into account the length of the shortened performance period in comparison to the original one year period).  The number of shares awarded above the amount that becomes vested pursuant to clause (A) or (B) will be forfeited.

5.           Certificates.  The Restricted Performance Stock may be evidenced in such manner as the Board shall determine.  If certificates representing Restricted Performance Stock are registered in the name of the Grantee, then the Company may retain physical possession of the certificates until the Restrictions have lapsed.

6.           Legends.  The Company may require, as a condition of the issuance and delivery of certificates evidencing Restricted Performance Stock pursuant to the terms hereof, that the certificates bear the legend as set forth immediately below, in addition to any other legends required under federal and state securities laws or as otherwise determined by the Board.  All certificates representing any of the shares of Restricted Performance Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER HELD BY THE ISSUER OR ITS ASSIGNEES(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Such legend shall not be removed until the Restrictions on such shares lapse pursuant to the terms hereof.

7.           Taxes.  The Grantee shall pay to the Company promptly upon request, at the time the Grantee recognizes taxable income in respect to the shares of Restricted Performance Stock, an amount equal to the federal, state and/or local taxes the Company determines it is required to withhold under applicable tax laws with respect to the shares of Restricted Performance Stock.  In lieu of collecting payment from the Grantee, the Company may, in its discretion, distribute vested shares of Common Stock net of the number of whole shares of Common Stock with a fair market equal to the minimum amount of federal, state and local taxes required to be withheld under applicable tax laws.  The Grantee understands that he (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

8.           Miscellaneous.

(a)           Definitions.  As used in this Agreement:

(i)           “Cause” shall mean the Grantee’s gross negligence, willful misconduct, breach of fiduciary duty involving personal profit, substance abuse, or commission of a felony.

(ii)           "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(iii)           “Change of Control” shall mean the occurrence of any of the following events:

(1)
any Person (as defined below) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Exchange Act) of more than 35% of the Company's then outstanding voting securities (measured on the basis of voting power);

(2)
individuals who, as of the Effective Date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)
there is consummated a merger or consolidation, other than (i) a merger or consolidation immediately following which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 35% of the combined voting power of the Company's then outstanding securities; or

(4)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(iv)           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(v)           "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(b)           Restrictions on Transfer.  The Restricted Performance Stock may not be transferred or otherwise disposed of by the Grantee, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, except as permitted by the Committee, or by will or the laws of descent and distribution.

(c)           Retained Discretion of the Board.  In applying the vesting criteria applicable to the Restricted Performance Stock, the Board has retained discretion to adjust EPS and EBITDA, otherwise determined in accordance with generally accepted accounting principals, to take into account the impact of the specific adjustment items set forth in Schedule A, including with respect to a Covered Employee to the extent consistent with Section 162(m) of the Code.

(d)           Construction.  The Grant is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent applicable.  This Agreement shall be construed accordingly.

(e)           Compliance with Law and Regulations.  The Restricted Performance Stock and any obligation of the Company hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  Any purported transfer or sale of the shares of Common Stock shall be subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such shares of Common Stock subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

(f)           Invalid Transfers.  No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the shares of Restricted Performance Stock by any holder thereof in violation of the provisions of this Agreement shall be valid, and the Company will not transfer any of said shares of Restricted Performance Stock on its books or otherwise nor will any of said shares of Restricted Performance Stock be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company.  The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

(g)           Incorporation of Plan.  This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it.  To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Restricted Performance Stock Agreement shall be deemed to be modified accordingly.

(h)           Notices.  Any notices required or permitted hereunder shall be addressed to the Company, at its principal offices, or to the Grantee at the address then on record with the Company, as the case may be, and deposited, postage prepaid, in the United States mail.  Either party may, by notice to the other given in the manner aforesaid, change his or its address for future notices.

(i)           Successor.  This Agreement shall bind and inure to the benefit of the Company, its successors and assigns, and the Grantee and his or her personal representatives and beneficiaries.

(j)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and his personal and legal representatives in respect of any questions arising under the Plan or this Agreement.

(k)           Recoupment.  The Restricted Performance Stock shall be subject to any clawback or recoupment policies of the Company as in effect from time to time, or as otherwise required by law or the NASDAQ Stock Market Rules.

(l)           Amendment.  This Agreement may be amended or modified by the Company at any time; provided that notice is provided to the Grantee in accordance with Section 8(h); and provided further that no amendment or modification that is adverse to the rights of the Grantee as provided by this Agreement shall be effective unless set forth in a writing signed by the parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

THE MIDDLEBY CORPORATION

By
Name:
Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

Grantee

Address

[Signature page to Restricted Stock Agreement]

Schedule A

Performance Goals

The Grant is subject to earnings per share (“EPS”) and EBITDA goals as measured over the Performance Period, except as otherwise provided in Section 4(b) or 4(c) of the Restricted Performance Stock Agreement (the “Agreement”) to which this Schedule is attached.  The table below sets forth the goals (the “Performance Goals”) and the corresponding  percentage of shares of Restricted Performance Stock in which the Grantee will vest, up to [  ]% of the shares granted, pursuant to the Agreement.  The attainment of the specified Performance Goals as of the end of the Performance Period shall be determined after the year-end audited results are available, except as otherwise provided in the Agreement.  For purposes of the Agreement, the target number of shares awarded is [      ] shares.

Note that actual performance must meet or exceed the [     ]% threshold annual growth goal on EPS and EBITDA of $[    ] and $[     ] million, respectively, in order for any portion of the Grant to vest.

A-1